                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) November 10, 1999.



                      Fleet Bank (RI), National Association
                      -------------------------------------
              (Originator of the Fleet Credit Card Master Trust II)
                                on behalf of the
                        Fleet Credit Card Master Trust II
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            United States                         333-52583-01                          050495490
            -------------                         ------------                          ---------
(State or Other Jurisdiction of             (Commission File Number)        (IRS Employer Identification Number)
Incorporation)


               111 Westminster Street
              Providence, Rhode Island                                   02903
              ------------------------                                   -----
          (Address of Principal Executive Office)                      (Zip Code)

Registrant's telephone number, including area code (401) 278-5451



                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.        Not Applicable.

Item 2.        Not Applicable.

Item 3.        Not Applicable.

Item 4.        Not Applicable.

Item 5.        On November 3, 1999 the Fleet Credit Card Master Trust II
                 issued its Class A 6.90% Asset Backed Certificates, Series 1999-C and its Class B 7.20% Asset Backed Certificates, Series 1999-C.

               On November 3, 1999 the Fleet Credit Card Master Trust II issued its Class A Floating Rate Asset Backed Certificates, Series 1999-D and its Class B Floating Rate Asset Backed Certificates, Series 1999-D.

Item 6.        Not Applicable.

Item 7.        Exhibits.

               The following are filed as Exhibits to this Report under Exhibit
4.1 and Exhibit 4.2.

        Exhibit 4.1          Series 1999-C Supplement dated November 3, 1999.
        Exhibit 4.2          Series 1999-D Supplement dated November 3, 1999.

Item 8.        Not Applicable.




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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, Fleet Bank (RI), National Association on behalf of the Fleet Credit Card Master Trust II has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FLEET CREDIT CARD
                                              MASTER TRUST II
                                              BY: FLEET BANK (RI),
                                              NATIONAL ASSOCIATION



                                              By:   /s/ JEFFREY LIPSON
                                              ----------------------------
                                              Name: Jeffrey Lipson
                                              Title:  Vice President




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                                  EXHIBIT INDEX


Exhibit                             Description
-------                             -----------

4.1            Series 1999-C Supplement dated November 3, 1999
4.2            Series 1999-D Supplement dated November 3, 1999